SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2004

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22793 (Commission File Number)	33-0628530 (I.R.S. Employer Identification No.)

4649 Morena Boulevard, San Diego CA 92117

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 581-4530

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	The following exhibit is furnished herewith:

99.1	Press release of PriceSmart, Inc. dated January 14, 2004.

Item 12. Results of Operations and Financial Condition

On January 14, 2004, PriceSmart, Inc. issued a press release regarding its results of operations for the first quarter ended November 30, 2003 and its sales for the month of December 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2004	PRICESMART, INC.

	By:	/s/ JOHN M. HEFFNER

John M. Heffner Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release of PriceSmart, Inc. dated January 14, 2004.

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